EXHIBIT 99.1
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THE COCA-COLA COMPANY
NEWS RELEASE                             MEDIA RELATIONS DEPARTMENT
                                         P.O. BOX 1734, ATLANTA, GEORGIA 30301
                                         Telephone  (404) 676-2121
FOR IMMEDIATE RELEASE
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                                                    Contact:   Ben Deutsch
                                                               (404) 676-2683






                     THE COCA-COLA COMPANY ISSUES STATEMENT
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     ATLANTA, Jan. 14, 2004 -- The Coca-Cola Company this afternoon received an order of investigation issued by the United States Securities and Exchange Commission (SEC). The SEC investigation arises from the allegations raised in civil litigation filed last year in Atlanta by Matthew Whitley, a former employee. The Whitley civil litigation has since been settled. The Company will continue to cooperate fully with the SEC's investigation.